Exhibit 10.5
                               ------------

                   THIRD AMENDMENT TO SECOND AMENDED AND
               RESTATED CREDIT AGREEMENT AND LIMITED CONSENT

	THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
AGREEMENT AND LIMITED CONSENT (this "Amendment"), dated effective as of December 26, 2001, is by and among FFE TRANSPORTATION SERVICES, INC., a Delaware corporation ("Borrower"), FROZEN FOOD EXPRESS INDUSTRIES, INC., a Texas corporation ("Parent"), FFE, INC., a Delaware corporation ("FFE"), CONWELL CORPORATION, a Delaware corporation ("Conwell"), W&B REFRIGERATION SERVICE COMPANY, a Delaware corporation ("W&B"), LISA MOTOR LINES, INC., a Delaware corporation ("LML"), FROZEN FOOD EXPRESS, INC., a Texas corporation ("Express"), CONWELL CARTAGE, INC., a Texas corporation ("Cartage"), MIDDLETON TRANSPORTATION COMPANY, a Texas corporation ("Middleton"), COMPRESSORS PLUS, INC., a Texas corporation ("CPI"), FFE LOGISTICS, INC., a Delaware corporation, formerly known as AEL TRANSPORTS, INC., a Delaware corporation (herein, "AEL"), FLEET NATIONAL BANK ("Fleet"), COMERICA BANK - TEXAS ("Comerica"), WELLS
FARGO BANK TEXAS, NATIONAL ASSOCIATION ("Wells Fargo"), each other entity which may from time to time become party hereto as a lender hereunder or any successor or assignee thereof (collectively, other than the Companies, the "Banks") and Wells Fargo as agent for the Banks (in such capacity, "Agent").

                               RECITALS:
                               --------
     A. Borrower, Parent, FFE, Conwell, W&B, LML, Express, Cartage, Middleton, CPI, AEL, Fleet (formerly known as BankBoston, N.A.), Wells Fargo (successor by consolidation to Wells Fargo Bank (Texas), National Association) and Comerica (successor by assignment from Chase Bank of Texas, National Association) are parties to that certain Second Amended and Restated Credit Agreement, dated as of March 1, 2000 (as the same has been and may be further amended, restated or otherwise modified from time to time, the "Credit Agreement").

     B. Borrower and W&B have informed the Banks that, pursuant to the terms of that certain Asset Purchase Agreement (the "Asset Sale Agreement") dated as of December 26, 2001, by and between W&B and W&B Newco, L.P., a Texas limited partnership (the "Purchaser"), W&B intends to, among other things, sell to the Purchaser the properties and assets of W&B constituting the "Purchased Assets", as such term is defined therein (the "Assets", and such sale of the Assets in accordance with the terms of the Asset Sale Agreement being referred to herein as the "Asset Sale").

     C. In consideration for the Assets, the Purchaser intends to (i) pay cash to W&B, on the closing date of the Asset Sale, of an amount equal to the "Cash Purchase Price", as such term is defined and more fully described in the Asset Sale Agreement, provided however, such amount shall not be less than Six Million Dollars ($6,000,000) (herein, the "Asset Sale Payment"), (ii) issue to W&B no less than 19.9% of the total outstanding partnership interests of the Purchaser, and (iii) execute and deliver a promissory note payable to the order of W&B and made by its terms expressly subordinate to the Purchaser's obligations to Wells Fargo Business Credit, Inc., a copy of which is attached hereto as Exhibit A (the "Asset Sale Note").

     D. Borrower, W&B and the other Companies have requested that the Banks consent to the Asset Sale and, in connection therewith, amend the Credit Agreement in certain respects and the Banks are willing to comply with such requests subject to the terms and provisions of this Amendment.







	NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                             ARTICLE 1
                             ---------
                            Definitions
                            -----------
	Section 1.1	Definitions.  Capitalized terms used in this Amendment,
to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.



                             ARTICLE 2
                            ----------
                            Amendments
                            ----------
     Section 2.1 Amendment to Article I. The definition of "Final Maturity Date" in Article I of the Credit Agreement is amended and restated to read in its entirety as follows:

             "Final Maturity Date" means the later to occur of (a) the Revolving Credit Commitment Termination Date or (if applicable, and only if applicable) (b) the "Final Extended Maturity Date", as such term is defined in Section 2.3(b).

     Section 2.2 Amendment to Section 2.3. Section 2.3 of the Credit Agreement is amended and restated to read in its entirety as follows:

     Section 2.3    Repayment of Loans.

             (a) Repayment. Subject to clause (b) of this Section 2.3, Borrower shall pay to the Agent for the account of each Bank the outstanding principal amount of all Loans, including without limitation, Swingline Advances (in the aggregate, such amount outstanding on the Revolving Credit Commitment Termination Date being referred to herein as the "Outstanding Loans Amount"), on the Revolving Credit Commitment Termination Date in a single installment.

             (b) Optional Extended Repayment. Subject to clause (c) of this Section 2.3, Borrower may, with at least ten (10) days written notice to the Agent prior to the Revolving Credit Commitment Termination Date (such notice, the "Extended Repayment Notice"), pay to the Agent for the account of each Bank the Outstanding Loans Amount in thirteen (13) consecutive monthly installments (the date of the final such installment being referred to as the "Final Extended Maturity Date"), commencing on the first day of the first month following the Revolving Credit Commitment Termination Date, each of which installments shall be in an amount equal to the Outstanding Loans Amount divided by forty-eight
     (48). In addition, Borrower shall pay to the Agent for the account of each Bank the remaining outstanding aggregate principal amount of the Loans, including Swingline Advances, on the Final Extended Maturity Date.

             (c) Extension Fee; Amendment. Notwithstanding anything to the contrary, the effectiveness of the Extended Repayment Notice and clause (b) of this Section 2.3 is subject to the conditions precedent that (i) the Agent on behalf of each Bank shall have received an extension fee in an amount equal to each such Bank's pro rata portion (based on the Commitments of the Banks) of one percent (1.00%) of the Outstanding Loans Amount on the Revolving Credit Commitment Termination Date, provided that said fee in the aggregate shall not exceed one percent (1.00%) of the total Outstanding Loans Amount on the Revolving Credit Commitment Termination Date and (ii) no Default or Potential Default shall have occurred and be continuing on the Revolving Credit Commitment Termination Date. Upon satisfaction of the foregoing conditions precedent and upon timely delivery of the Extended Repayment Notice in accordance with the foregoing Section 2.3(b), this Agreement shall be automatically amended as follows: (i) Clause (iii) of Section 2.4(b) shall be deleted in its entirety and (ii) the chart that is a part of Section 2.4(b) and the text following such chart shall be amended and restated to read as follows:

                                           Base Rate       LIBOR Rate
     Funded Debt to EBITDAR Ratio           Margin           Margin
     -----------------------------         ---------       ----------
     Greater than or equal to 2.75           3.50%            4.75%
     Greater than or equal to 2.25 but
       less than 2.75                        3.25%            4.50%
     Greater than or equal to 1.75 but
       less  than 2.25                       3.00%            4.25%
     Greater than or equal to 1.25 but
       less than 1.75                        2.50%            4.00%
     Less than 1.25                          2.00%            3.50%

     Upon delivery of each Quarterly Report pursuant to this Agreement, the LIBOR Rate Margin (for Interest Periods commencing after the applicable Adjustment Date) and the Base Rate Margin shall automatically be adjusted in accordance with the Funded Debt to EBITDAR Ratio set forth therein and the table set forth above, such automatic adjustment to take effect as of the first Business
     Day after the receipt by the Agent of the related Quarterly Report (each such Business Day when such margins change pursuant to this sentence or the next following sentence, herein an "Adjustment Date"). If Parent fails to deliver such Quarterly Report which so sets forth the Funded Debt to EBITDAR Ratio within the period of time required by this Agreement or if a Default exists and the Agent provides notice of the Default to Parent: (i) the LIBOR Rate Margin (for Interest Periods commencing after the applicable Adjustment Date) shall automatically be adjusted to four and three-quarters percent (4.75%) per annum and (ii) the Base Rate Margin shall automatically be adjusted to three and one-half percent (3.50%), such automatic adjustments to take effect as of the first Business
     Day after the last day on which Parent was required to deliver the applicable Quarterly Report in accordance with this Agreement or, in the case of a Default, on the date the written notice is given to Parent and to remain in effect until subsequently adjusted in accordance herewith upon the delivery of such Quarterly Report or, in the case of a Default, when such Default has been cured to the satisfaction of the Agent or waived by the Required Banks.

             (d) Miscellaneous, etc. If any payment of principal becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and interest shall be payable at the then applicable rate during such extension. Notwithstanding anything to the contrary, including without limitation, the effectiveness (if at all) of the Extended Repayment Notice and
     Section 2.3(b), the Commitments of the Banks to make Loans and make or participate in Letter of Credit Liabilities shall terminate on the Revolving Credit Commitment Termination Date.








     Section 2.3    Amendment to Section 2.4(b).  The chart that is part of
Section 2.4(b) and the text following such chart in Section 2.4(b) is amended and restated to read in its entirety as follows:

                                    Base Rate    LIBOR Rate    Commitment
Funded Debt to EBITDAR Ratio         Margin        Margin       Fee Rate
-----------------------------       ---------    ----------    ----------
Greater than or equal to 2.75         1.50%         2.75%         0.50%
Greater than or equal to 2.25 but
   less than 2.75                     1.25%         2.50%         0.35%
Greater than or equal to 1.75 but
   less than 2.25                     1.00%         2.25%         0.25%
Greater than or equal to 1.25 but
   less than 1.75                     0.50%         2.00%         0.25%
Less than 1.25                        0.00%         1.50%         0.20%

             Upon delivery of each Quarterly Report pursuant to this Agreement, commencing with such Quarterly Report delivered as of the period ending on December 31, 1999, the LIBOR Rate Margin
     (for Interest Periods commencing after the applicable Adjustment
     Date), the Base Rate Margin and the Commitment Fee Rate shall automatically be adjusted in accordance with the Funded Debt to EBITDAR Ratio set forth therein and the table set forth above, such automatic adjustment to take effect as of the first Business
     Day after the receipt by the Agent of the related Quarterly Report
     (each such Business Day when such margins or fees change pursuant to this sentence or the next following sentence, herein an "Adjustment Date"). If Parent fails to deliver such Quarterly Report which so sets forth the Funded Debt to EBITDAR Ratio within the period of time required by this Agreement or if a Default exists and the Agent provides notice of the Default to Parent: (i) the LIBOR Rate Margin (for Interest Periods commencing after the applicable Adjustment Date) shall automatically be adjusted to two and three-quarters percent (2.75%) per annum; (ii) the Base Rate Margin shall automatically be adjusted to one and one-half percent (1.50%); and (iii) the Commitment Fee Rate shall automatically be adjusted to one-half of one percent (.50%), such automatic adjustments to take effect as of the first Business Day after the last day on which Parent was required to deliver the applicable Quarterly Report in accordance with this Agreement or, in the case of a Default, on the date the written notice is given to Parent and to remain in effect until subsequently adjusted in accordance herewith upon the delivery of such Quarterly Report or, in the case of a Default, when such Default has been cured to the satisfaction of the Agent or waived by the Required Banks.

     Section 2.4 Amendment to Section 4.8. Section 4.8 of the Credit Agreement is amended and restated to read in its entirety as follows:

             Section 4.8 Ownership of the Companies. (i) Parent owns all of the issued and outstanding capital stock of FFE, Express, Cartage and Middleton, (ii) FFE owns all of the issued and outstanding capital stock of Borrower, Conwell, W&B, AEL and Lisa, (iii) W&B owns 19.9% of the partnership interests of W&B Newco, L.P. a Texas limited partnership, and is a limited partner of such company, (iv) W&B owns all of the issued and outstanding capital stock of CPI, and (v) except as provided in this Section 4.8, none of the Companies has any Other Subsidiary.

     Section 2.5 Amendment to Section 5.2. Section 5.2(a) of the Credit Agreement is amended and restated to read in its entirety as follows:

             (a) Minimum Tangible Net Worth. Permit, as of the last day of any fiscal quarter, Parent's Consolidated Tangible Net Worth to be less than the sum of (i) $79,500,000, plus (ii) eighty-five percent (85%) of its positive, consolidated net income for each fiscal quarter after December 31, 1999 (i.e., any negative net income for a fiscal quarter shall not reduce the minimum Consolidated Tangible Net Worth), plus
     (iii) one hundred percent (100%) of the net proceeds from any issuances of equity securities by Parent or other contributions to the capital equity of Parent, minus (iv) one hundred percent (100%) of the outstanding principal amount under the "Asset Sale Note" as such term is defined in the Third Amendment to Second Amended and Restated Credit Agreement and Limited Consent dated effective as of December__, 2001, by and among the Companies, the Agent and the Banks.

	Section 2.6	  Amendment to Schedules.  Schedules 1.1, 4.3, 4.9 and 4.11
of the Credit Agreement are amended and restated to read in their respective entireties as set forth on Schedules 1.1, 4.3, 4.9 and 4.11 to this Amendment.

     Section 2.7 Amendment to Exhibit E. Exhibit E of the Credit Agreement is amended and restated to read in its entirety as set forth in Exhibit "E" to this Amendment.

                               ARTICLE 3
                               ---------
                       Limited Consent and Release
                       ---------------------------

	Section 3.1	   Consent.  Subject to the terms of this Amendment,
including without limitation, the satisfaction of the conditions precedent set forth in Article 4, the Banks hereby consent to (a) W&B changing its name to AirPro Holdings, Inc., a Delaware corporation, subsequent to the effective date of this Amendment and AEL having changed its name to FFE Logistics, Inc., a Delaware corporation, prior to the effective date of this Amendment (together, the "Name Changes") provided that, W&B and AEL shall promptly take all action reasonably deemed necessary or desirable by Agent to protect
Agent's Liens with the perfection and priority thereof required by the Loan Papers, and (b) the Asset Sale in accordance with the terms of the Asset Sale Agreement, provided, that (i) the Asset Sale Agreement must be in form and substance reasonably satisfactory to the Agent, (ii) the Asset Sale must be completed on terms satisfactory to Agent in its sole discretion, including without limitation, for an aggregate consideration in an amount no less than the greater of (A) $11,000,000 or (B) the book value of the Assets; (iii) the Asset Sale must be completed by no later than January 15, 2002, (iv) the Asset Sale Payment must not be less than Six Million Dollars ($6,000,000),
(v) upon consummation of the Asset Sale and at all times thereafter, (A) W&B must own and continue to own all of the issued and outstanding capital stock of CPI, (B) Borrower must own and continue to own all of the issued and outstanding capital stock of W&B, and (C) W&B must own and continue to own no less than 19.9% of the partnership interests of the Purchaser and must be a limited partner of such company. The consents given in this Section 3.1 are given only to the limited extent necessary to consent to and permit the Name Changes and the Asset Sale upon the terms and conditions set forth herein.

     Section 3.2 Limitation of Consent. Each consent granted in Section 3.1 of this Amendment shall be limited strictly as written and shall not be deemed to constitute a waiver of, or any consent to noncompliance with, any term or provision of any Loan Paper except as expressly set forth herein. Further, neither consent granted in Section 3.1 of this Amendment shall constitute a waiver of any Default arising as a result of the violation of any other term or provision of any Loan Paper, or a waiver of any rights or remedies arising as a result of any such Default.

     Section 3.3 Release. Subject to terms of this Amendment, including without limitation, the satisfaction of the conditions precedent set forth in
Article 4 and the following proviso, Agent and the Banks hereby release their Liens against the Assets; provided, however, that Agent and the Banks do not hereby release their Liens on any proceeds (including, without limitation, the Asset Sale Payment, the Asset Sale Note and any other cash or non-cash proceeds) of the Assets received by any Company in connection with the Asset Sale or otherwise. In connection therewith, Agent and each of the Banks agrees to execute such UCC-3 partial releases or other release agreements as may be reasonably requested by Borrower or W&B as necessary to further evidence such Lien release under this Agreement.

                         ARTICLE 4
                         ---------
                    Conditions Precedent
                    --------------------

	Section 4.1	Conditions.  The effectiveness of this Amendment is
subject to the satisfaction of the following conditions precedent:

             (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, fully executed and in form and substance reasonably satisfactory to Agent and the Banks:

                  (i)  Resolutions.  Resolutions of the Board of Directors
             (or other similar authorizing documents) of Borrower and each other Company certified by its Secretary, an Assistant Secretary, or another authorized Person which authorize its execution, delivery, and performance of this Amendment and the Loan Papers to which it is or is to be a party hereunder;

                  (ii) Incumbency Certificate.  A certificate of incumbency
             certified by the Secretary, an Assistant Secretary or other authorized Person of Borrower and each other Company certifying the names of its representatives who are authorized to sign this Amendment and the Loan Papers to which it is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of each such officers;

                  (iii) Articles of Incorporation.  The articles of
             incorporation, articles of organization, certificate of limited partnership or similar governing document, as applicable of the Borrower and each other Company certified by the Secretary of State of the State of its incorporation or organization (or the other appropriate governmental officials of its jurisdiction of organization) and dated a current date;

                  (iv) Bylaws.  The bylaws of Borrower and each other Company certified by its Secretary or an Assistant Secretary;

                  (v) Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation of Borrower and each other Company as to its existence and good standing;

                  (vi)  Amendment.  An original counterpart of this Amendment;

                  (vii) Asset Sale Note.  The original Asset Sale Note
             endorsed by W&B in favor of Agent;

                  (viii) Completion of Asset Sale. Evidence of the completion of the Asset Sale on terms satisfactory to Agent in its sole discretion, including without limitation, for an aggregate consideration in an amount equal to the greater of
             (A) $11,000,000 or (B) the book value of the Assets;

                  (ix) Amendment to Security Agreements.  An Amendment to
             that certain Amended and Restated Security Agreement dated as of April 6, 2001, by and among Agent and the Companies, in form and substance satisfactory to Agent, evidencing, among other things, a Lien granted by W&B to Agent and the Banks in and to the Asset Sale Note;

                  (x) Asset Sale Agreement. A copy of the Asset Sale Agreement in form and substance reasonably satisfactory to Agent;

                  (xi) Asset Sale Payment.  Evidence of the irrevocable payment in full by the Purchaser to W&B of the Asset Sale Payment;

                  (xii)Additional Information.  Such additional
             documentation and information as Agent may reasonably request;
             and

             (b) The representations and warranties contained herein and in all other Loan Papers, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

             (c) Agent and the Banks shall have received all fees and expenses payable to them under Section 6.3 of this Amendment and all other fees and expenses payable to Agent and the Banks on or before the date of this Amendment, including without limitation, (i) an amendment and consent fee to each Bank party to this Amendment in an amount equal to its pro rata portion (based on the Commitments of such Banks) of $50,000, and (ii) the reasonable fees, costs and expenses of the Agent's legal counsel, Jenkens & Gilchrist, a Professional corporation;

             (d) No Potential Default or Default shall have occurred and be continuing; and

             (e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be reasonably satisfactory to Agent and each Bank.

                               ARTICLE 5
                               ---------
               Ratifications; Representations and Warranties
               ---------------------------------------------

	Section 5.1	  General Ratification.  The terms and provisions set forth
in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Papers, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Papers are ratified and confirmed and shall continue in full force and effect.  The Companies, Agent and the Banks agree that the Credit Agreement and the other Loan Papers, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

      Section 5.2 Further Consent, Ratification and Reaffirmation. Notwithstanding anything to the contrary contained in any Loan Paper, including without limitation, in any Security Agreement or Guaranty Agreement, each of the Companies, jointly and severally, hereby (a) consents to and approves of the terms of this Amendment, (b) reaffirms that, after giving effect to the Amendment, all of its representations and warranties made in the Loan Papers to which it is a party remain true and correct as of the date of this Amendment (except to the extent that any such representations or warranties are expressly made only as of another specific date), (c) confirms, ratifies and reaffirms all of its covenants, agreements, indebtedness, liabilities and obligations under the Loan Papers to which it is a party, which include, without limitation, the grant of Liens in all of such party's interests in the Collateral owned by it as security for the payment and performance of the Obligations, (d) agrees that the Loan Papers to which it is a party shall and do remain in full force and effect, (e) reaffirms all of the other terms of the Loan Papers to which it is a party, (f) agrees that the Loan Papers to which it is a party shall and do continue to constitute the legal, valid and binding obligations of such party, enforceable against it in accordance with the terms of such Loan Papers and that such obligations shall not be and have not been discharged, diminished or affected by any modification, extension, forbearance, renewal or amendment of the terms of the Credit Agreement or the other Loan Papers (including, without limitation, the release by Agent and the Banks of their Liens on the Assets as set forth in Section 3.3) except as specifically set forth therein, and (g) agrees and acknowledges that there are no defenses, counterclaims or set-offs to the Loan Papers to which it is a party or its covenants, agreements, indebtedness, liabilities and obligations under such Loan Papers, and agrees that any (if any) such defenses, counterclaims or set-offs are hereby expressly waived, and (h) agrees and acknowledges that no consent by such party is required for the effectiveness of any future modification, extension, forbearance, renewal or amendment or any other action with respect to the Loans, the Collateral, the Credit Agreement or any of the other Loan Papers.

	Section 5.3	Representations and Warranties.  Borrower and each other
Company jointly and severally represent and warrant to Agent and the Banks that
(a) the execution, delivery and performance of this Amendment and any and all other Loan Papers executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Companies and will not violate the Articles of Incorporation or Bylaws of any Company;
(b) the representations and warranties contained in the Credit Agreement, as amended hereby, and other Loan Papers are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default under the Credit Agreement, as amended hereby, has occurred and is continuing, unless such Default has been specifically waived in writing by Agent and the Required Banks; (d) each Company is in full compliance with all covenants and agreements applicable to it contained in the Credit Agreement and the other Loan Papers, as amended hereby; and (e) none of the Companies have amended or rescinded or otherwise modified its resolutions attached to the Corporate Certificate delivered by such Company to Agent on March 1, 2000, in connection with the closing of the Credit Agreement.

                           ARTICLE 6
                           ---------
                     Miscellaneous Provisions
                     ------------------------

	Section 6.1	Survival of Representations and Warranties.  All
representations and warranties made in the Credit Agreement and any other Loan Papers, including, without limitation, the documents furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Papers, and no investigation by Agent or the Banks shall affect the representations and warranties or the right of Agent or the Banks to rely upon them.

	Section 6.2	Reference to Credit Agreement.  Each of the Credit
Agreement and the other Loan Papers, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Papers to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

	Section 6.3	Expenses of Agent and the Banks. As provided in the Credit
Agreement, the Companies agree to pay on demand all reasonable costs and expenses incurred by Agent and the Banks in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Papers executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Papers, including, without limitation, the costs and fees of Agent's and the Banks legal counsel.

	Section 6.4	Severability.  Any provision of this Amendment held by a
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

	Section 6.5	Successors and Assigns.  This Amendment is binding upon
and shall inure to the benefit of Agent, the Banks, Borrower and the other Companies and their respective successors and assigns, except that Borrower and the other Companies may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent and the Banks.

	Section 6.6	Counterparts.  This Amendment may be executed in one or
more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

	Section 6.7	Effect of Consent or Waiver.  No consent or waiver,
express or implied, by Agent or the Banks to or for any breach of or deviation from any covenant or condition by Borrower or any other Company shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

	Section 6.8	Headings.  The headings, captions, and arrangements used
in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

	Section 6.9	Applicable Law.  THIS AMENDMENT AND ALL OTHER LOAN PAPERS
EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE
PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF TEXAS. CHAPTER 346 OF THE TEXAS FINANCE CODE SHALL NOT
APPLY TO THE REVOLVING CREDIT LOANS.

	Section 6.10 Final Agreement.  THE CREDIT AGREEMENT AND THE OTHER
LOAN PAPERS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT
IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT
SIGNED BY AN AUTHORIZED OFFICER OF EACH COMPANY AND EACH OF THE REQUIRED
BANKS.

	Section 6.11  Release of Claims.  EACH COMPANY HEREBY ACKNOWLEDGES
THAT AT THIS TIME IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO
REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR THE BANKS, EACH COMPANY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND THE BANKS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL,
AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE
THIS AMENDMENT IS EXECUTED, WHICH SUCH COMPANY MAY NOW OR HEREAFTER HAVE AGAINST AGENT AND/OR THE BANKS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE,
AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING
FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS
OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND
EXECUTION OF THIS AMENDMENT.

	Section 6.12 Agreement for Binding Arbitration. Each party to this Amendment hereby acknowledges that it has agreed to be bound by the terms and provisions of the Arbitration Program, a copy of which is attached to the Credit Agreement as Exhibit "H" thereto, and which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.

	IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

                              AGENT:
                              ------
                              WELLS FARGO BANK TEXAS, NATIONAL
                              ASSOCIATION, successor by consolidation to
                              Wells Fargo Bank (Texas), National
                              Association,
						Individually and as Agent


					By: /s/ Daniel T. Brown
                                  ---------------------------------------
                              Name:	  Daniel T. Brown
                                     ------------------------------------
                              Title:  Vice President
                                     ------------------------------------

                              BORROWER:
                              ---------
                              FFE TRANSPORTATION SERVICES, INC.


                              By: /s/  T. G. Yetter
                                  ---------------------------------------
                              Name:    T. G. Yetter
                                     ------------------------------------
                              Title:   Vice President
                                     ------------------------------------


                              OTHER BANKS:
                              ------------

                              COMERICA BANK - TEXAS

                              By: /s/  Donald P. Hellman
                                  ----------------------------------------
                              Name:    Donald P. Hellman
                                     -------------------------------------
                              Title:   Senior Vice President
                                     -------------------------------------


                              FLEET NATIONAL BANK

                              By: /s/  Jeffrey G. Millman
                                  ----------------------------------------
                              Name:    Jeffrey G. Millman
                                     -------------------------------------
                              Title:   Director
                                     -------------------------------------











                              OTHER COMPANIES:
                              ----------------

                              FROZEN FOOD EXPRESS INDUSTRIES, INC.


                              By: /s/ T. G. Yetter
                                  ---------------------------------------
                              Name:   T. G. Yetter
                                     ------------------------------------
                              Title:  Treasurer
                                     ------------------------------------

                              FFE, INC.

                              By: /s/ T. G. Yetter
                                  ---------------------------------------
                              Name:   T. G. Yetter
                                     ------------------------------------
                              Title:  Vice President
                                     ------------------------------------

                              CONWELL CORPORATION

                              By: /s/ T. G. Yetter
                                  ---------------------------------------
                              Name:   T. G. Yetter
                                     ------------------------------------
                              Title:  Vice President
                                     ------------------------------------

                              W & B REFRIGERATION SERVICE COMPANY

                              By: /s/ F. Dixon McElwee, Jr.
                                  ---------------------------------------
                              Name:   F. Dixon McElwee, Jr.
                                    -------------------------------------
                              Title:  Vice President
                                     ------------------------------------

                              LISA MOTOR LINES, INC.

                              By: /s/ Leonard W. Bartholomew
                                  ---------------------------------------
                              Name:   Leonard W. Bartholomew
                                     ------------------------------------
                              Title:  Secretary
                                     -----------------------------------

                              FROZEN FOOD EXPRESS, INC.

                              By:  /s/ F. D. McElwee, Jr.
                                   -------------------------------------
                              Name:    F. D. McElwee, Jr.
                                      ----------------------------------
                              Title:   Vice President
                                      ----------------------------------









                              CONWELL CARTAGE, INC.

                              By: /s/  Leonard W. Bartholomew
                                  ----------------------------------------
                              Name:    Leonard W. Bartholomew
                                      ------------------------------------
                              Title:   Secretary
                                      ------------------------------------

                              MIDDLETON TRANSPORTATION COMPANY

                              By: /s/  F. Dixon McElwee, Jr.
                                  ----------------------------------------
                              Name:    F. Dixon McElwee, Jr.
                                      ------------------------------------
                              Title:   Vice President
                                      ------------------------------------

                              COMPRESSORS PLUS, INC.

                              By: /s/  Leonard W. Bartholomew
                                  ----------------------------------------
                              Name:    Leonard W. Bartholomew
                                      ------------------------------------
                              Title:   Secretary
                                      ------------------------------------

				      FFE LOGISTICS, INC.,
                              formerly known as AEL Transports, Inc.

                              By: /s/  Leonard W. Bartholomew
                                  ----------------------------------------
                              Name:    Leonard W. Bartholomew
                                      ------------------------------------
                              Title:   Secretary
                                      ------------------------------------